Second Quarter 2025 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Condensed Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Condensed Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 21 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Sofia Chernylo Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 Three Months Ended Financial Results June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net income (loss) $ 3,289 $ 1,700 $ (5,424) $ (5,322) $ (2,306) Net income (loss) per common share outstanding - diluted $ 0.04 $ 0.02 $ (0.07) $ (0.07) $ (0.03) Funds from Operations (FFO) $ 25,611 $ 24,091 $ 26,482 $ 25,008 $ 19,987 FFO per common share outstanding - diluted $ 0.31 $ 0.29 $ 0.32 $ 0.32 $ 0.27 Core Funds from Operations (Core FFO) $ 25,614 $ 24,570 $ 26,488 $ 24,907 $ 23,389 Core FFO per common share outstanding - diluted $ 0.31 $ 0.30 $ 0.32 $ 0.32 $ 0.31 Adjusted Funds from Operations (AFFO) $ 27,460 $ 26,248 $ 25,908 $ 24,825 $ 23,817 AFFO per common share outstanding - diluted $ 0.33 $ 0.32 $ 0.32 $ 0.32 $ 0.32 Dividends per share $ 0.210 $ 0.210 $ 0.210 $ 0.210 $ 0.205 Weighted average common shares outstanding - diluted 82,494,129 82,132,524 82,153,404 77,610,680 73,588,605 Portfolio Metrics Number of investments(1) 705 695 687 671 649 Square feet 12,787,231 12,792,350 12,609,612 12,076,093 11,701,160 Occupancy(2) 99.9% 99.9% 99.9% 100.0% 100.0 % Weighted average lease term remaining (years)(3) 9.8 9.7 9.8 9.5 9.5 Investment grade (rated) - % of ABR(4) 52.2% 54.7% 55.8% 60.9% 68.9 % Investment grade profile (unrated) - % of ABR(5) 16.5% 16.0% 15.0% 14.4% 13.7 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 68.7% 70.7% 70.8% 75.3% 82.6% 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Calculation excludes properties under development and one vacant property. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 5. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. $0.94 $1.16 $1.22 $1.26 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 G ro ss R ea l E st a te V a lu e ($ i n m il li o n s) A F F O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 10.3%

5 Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 REVENUES Rental revenue (including reimbursable) $ 45,158 $ 36,864 $ 87,748 $ 72,053 Interest income on loans receivable 3,128 2,703 6,203 5,187 Other revenue — — 245 — Total revenues 48,286 39,567 94,196 77,240 OPERATING EXPENSES Property 4,484 3,982 9,287 8,084 General and administrative 5,475 5,268 10,644 10,978 Depreciation and amortization 21,506 18,544 42,429 36,084 Provisions for impairment 4,422 3,836 8,038 7,498 Transaction costs 73 47 120 175 Total operating expenses 35,960 31,677 70,518 62,819 OTHER INCOME (EXPENSE) Interest expense, net (12,638) (7,604) (24,098) (13,784) Gain on sales of real estate, net 3,533 8 5,608 1,006 Loss on debt extinguishment — — (46) — Other income (expense), net 81 (2,588) (124) (2,868) Total other expense, net (9,024) (10,184) (18,660) (15,646) Net income (loss) before income taxes 3,302 (2,294) 5,018 (1,225) Income tax expense (13) (12) (29) (29) Net income (loss) 3,289 (2,306) 4,989 (1,254) Net income (loss) attributable to noncontrolling interests 17 (15) 26 (8) Net income (loss) income attributable to common stockholders $ 3,272 $ (2,291) $ 4,963 $ (1,246) Amounts available to common stockholders per common share: Basic $ 0.04 $ (0.03) $ 0.06 $ (0.02) Diluted $ 0.04 $ (0.03) $ 0.06 $ (0.02) Weighted average common shares: Basic 81,895,840 73,588,605 81,770,860 73,419,198 Diluted 82,494,129 73,588,605 82,314,021 73,419,198 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 GAAP Reconciliation: Net income (loss) $ 3,289 $ (2,306) $ 4,989 $ (1,254) Depreciation and amortization of real estate 21,433 18,465 42,283 35,926 Provisions for impairment 4,422 3,836 8,038 7,498 Gain on sales of real estate, net (3,533) (8) (5,608) (1,006) FFO $ 25,611 $ 19,987 $ 49,702 $ 41,164 Adjustments: Non-recurring executive transition costs, severance, and related charges 3 624 79 1,481 Loss on debt extinguishment and other related costs — — 403 — Other non-recurring loss, net — 2,778 — 3,192 Core FFO $ 25,614 $ 23,389 $ 50,184 $ 45,837 Adjustments: Straight-line rent adjustments (1,183) (538) (2,137) (1,080) Amortization of deferred financing costs 744 558 1,408 1,115 Amortization of above/below-market assumed debt 29 29 57 57 Amortization of loan origination costs and discounts 27 (16) (50) 23 Amortization of lease-related intangibles (6) (98) (76) (193) Earned development interest 39 370 82 703 Capitalized interest expense (38) (226) (88) (579) Non-cash interest expense (income) 713 (979) 1,418 (1,958) Non-cash compensation expense 1,521 1,328 2,909 2,752 AFFO $ 27,460 $ 23,817 $ 53,707 $ 46,677 FFO per common share, diluted $ 0.31 $ 0.27 $ 0.60 $ 0.55 Core FFO per common share, diluted $ 0.31 $ 0.31 $ 0.61 $ 0.62 AFFO per common share, diluted $ 0.33 $ 0.32 $ 0.65 $ 0.63 Dividends per share $ 0.210 $ 0.205 $ 0.420 $ 0.410 Dividends per share as a percent of AFFO 64% 64% 65% 65 % Weighted average common shares outstanding, basic 81,895,840 73,588,605 81,770,860 73,419,198 Operating partnership units outstanding 424,956 440,654 424,956 459,520 Unvested restricted stock units 173,333 69,023 118,205 118,790 Unsettled shares under open forward equity contracts — 254,299 — 462,103 Weighted average common shares outstanding, diluted 82,494,129 74,352,581 82,314,021 74,459,611

EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 7 Three Months Ended June 30, 2025 GAAP Reconciliation: Net income $ 3,289 Depreciation and amortization of real estate 21,433 Amortization of lease-related intangibles (6) Non-real estate depreciation and amortization 73 Interest expense, net 12,638 Income tax expense 13 Amortization of loan origination costs and discounts 27 EBITDA 37,467 Adjustments: Provisions for impairment 4,422 Gain on sales of real estate, net (3,533) EBITDAre 38,356 Adjustments: Straight-line rent adjustments (1,183) Non-recurring executive transition costs, severance, and related charges 3 Other non-recurring income, net (229) Transaction costs 73 Non-cash compensation expense 1,521 Adjustment for construction in process (1) 32 Adjustment for intraquarter investment activities (2) 252 Adjusted EBITDAre $ 38,825 Annualized Adjusted EBITDAre (3) $ 155,300 Net Debt As of June 30, 2025 Principal amount of total debt $ 935,124 Less: Cash, cash equivalents, and restricted cash (19,740) Net Debt $ 915,384 Less: Net value of unsettled forward equity(4) (201,621) Adjusted Net Debt $ 713,763 Leverage Net Debt / Annualized Adjusted EBITDAre 5.9 x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.6 x 1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2025. 2. Adjustment assumes all re-leasing activity, investments in, and dispositions of real estate, including developments completed during the three months ended June 30, 2025, had occurred on April 1, 2025. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 11,820,647 of unsettled forward equity shares at the June 30, 2025, available weighted average net settlement price of $17.06 per share.

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended June 30, 2025 2024 GAAP Reconciliation: Net income (loss) $ 3,289 $ (2,306) General and administrative expense 5,475 5,268 Depreciation and amortization 21,506 18,544 Provisions for impairment 4,422 3,836 Transaction costs 73 47 Interest expense, net 12,638 7,604 Gain on sales of real estate, net (3,533) (8) Income tax expense 13 12 Amortization of loan origination costs and discounts 27 (16) Interest income on mortgage loans receivable (3,128) (2,703) Other (income) expense (337) 2,588 Property-Level NOI 40,445 32,866 Straight-line rent adjustments (1,183) (538) Amortization of lease-related intangibles (6) (98) Property-Level Cash NOI $ 39,256 $ 32,230 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 159 Property-Level Cash NOI - Estimated Run Rate $ 39,415 Property Operating Expense Coverage Property operating expense reimbursement $ 3,789 $ 3,500 Property operating expenses (4,484) (3,982) Property operating expenses, net $ (695) $ (482) 1. Adjustment assumes all re-leasing activity, investments in, and dispositions of real estate, including developments completed during the three months ended June 30, 2025, had occurred on April 1, 2025.

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 June 30, 2025 December 31, 2024 Assets Real estate, at cost: Land $ 618,577 $ 571,272 Buildings and improvements 1,416,931 1,400,393 Total real estate, at cost 2,035,508 1,971,665 Less accumulated depreciation (165,707) (143,422) Property under development 1,782 6,118 Real estate held for investment, net 1,871,583 1,834,361 Assets held for sale 57,795 48,637 Mortgage loans receivable, net 152,779 139,409 Cash, cash equivalents, and restricted cash 19,740 14,320 Lease intangible assets, net 154,701 164,392 Other assets, net 55,116 58,227 Total assets $ 2,311,714 $ 2,259,346 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 795,976 $ 622,608 Revolving credit facility 127,000 239,000 Mortgage note payable, net 7,834 7,853 Lease intangible liabilities, net 18,294 20,177 Liabilities related to assets held for sale 1,816 1,912 Accounts payable, accrued expenses, and other liabilities 37,249 29,664 Total liabilities $ 988,169 $ 921,214 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 83,465,051 and 81,602,232 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively $ 835 $ 816 Additional paid-in capital 1,538,592 1,507,995 Distributions in excess of retained earnings (217,589) (188,046) Accumulated other comprehensive (loss) income (5,222) 10,206 Total stockholders’ equity 1,316,616 1,330,971 Noncontrolling interests 6,929 7,161 Total equity 1,323,545 1,338,132 Total liabilities and equity $ 2,311,714 $ 2,259,346

1. Rates presented exclude the impact of capitalized loan fee amortization. Interest rates that consist of fixed rate SOFR swaps include a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. 2. Interest rate reflects the all-in borrowing rate as of June 30, 2025. Facility fees are charged at an annual rate of 0.15% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of June 30, 2025 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 127,000 —% 5.46% $ 372,850 4.5 Unsecured term loan February 11, 2028 200,000 2.63% 3.88% — 2.6 Unsecured term loan(3) January 3, 2029 250,000 3.74% 4.99% — 3.5 Unsecured term loan A(4) January 15, 2030 175,000 2.40% 3.65% — 4.5 Unsecured term loan B(5) January 15, 2030 175,000 3.87% 5.12% — 4.5 Mortgage note(6) November 1, 2027 8,124 —% 4.53% — 2.3 Total / Weighted Average $ 935,124 3.20% 4.58% $ 372,850 3.8 Floating, 14% Fixed, 86% Fixed vs. Floating Debt $200 $250 $350 $500 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2025 2026 2027 2028 2029 2030 Debt Maturity Schedule Term Loan RCF Capacity Mortgage note $127

1. Reflects 11,820,647 of unsettled shares under forward sale agreements at the June 30, 2025, weighted average net settlement price of $17.06 per share. 2. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. Value is based on the June 30, 2025, closing share price of $16.93 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt June 30, 2025 Principal amount of total debt $ 935,124 Less: Cash, cash equivalents, and restricted cash (19,740) Net Debt $ 915,384 Less: Net value of unsettled forward equity(1) (201,621) Adjusted Net Debt $ 713,763 Net Debt / Annualized Adjusted EBITDAre 5.9x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.6x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.1% Fixed charge coverage ratio ≥ 1.50x 3.5x Maximum secured indebtedness ≤ 40.0% 0.3% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 35.3% Unencumbered interest coverage ratio ≥ 1.75x 3.5x Liquidity As of June 30, 2025 Unused unsecured revolver capacity(2) $ 372,850 Cash, cash equivalents, and restricted cash 19,740 Net value of unsettled forward equity(1) 201,621 Total Liquidity $ 594,211 Equity Ending Shares/ Units as of June 30, 2025 Equity Market Capitalization % of Total Common shares(3) 83,465,051 $ 1,413,063 99.5 % OP units(3) 424,956 7,195 0.5 % Total 83,890,007 $ 1,420,258 100.0 % Enterprise Value As of June 30, 2025 % of Total Adjusted Net Debt $ 713,763 30.6 % Market Value of Unsettled Forwards(3) 201,478 8.6 % Equity Market Capitalization(3) 1,420,258 60.8 % Total Enterprise Value $ 2,335,499 100.0%

1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. ABR divided by the Gross Investment. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Excludes transaction costs and principal payments from mortgage loans receivable. 5. ABR divided by Gross Proceeds; excludes vacant properties. 6. Includes payoff of outstanding mortgage loans receivable. Excludes partial payoff or amortization of existing mortgage loans receivable. 7. Includes payoff and partial payoff of outstanding mortgage loans receivable. Excludes amortization of existing mortgage loans receivable. 8. Effective interest rate of mortgage loans receivable. Investment Activity (unaudited, dollars in thousands) 12 Three Months Ended June 30, March 31, December 31, September 30, June 30, 2025 2025 2024 2024 2024 Investments Number of Investments(1) 32 25 52 33 28 Gross Investment $ 117,063 $ 90,680 $ 195,079 $ 151,555 $ 115,734 Cash Yield(2) 7.8% 7.7% 7.4% 7.5% 7.5 % Weighted Average Lease Term (years)(3) 15.7 9.2 14.0 12.5 16.7 Investment Grade and Investment Grade Profile % 25.7% 65.9% 51.2% 52.4% 39.1 % Dispositions Number of Investments 20 16 30 8 6 Number of Vacant Properties — 1 — — — Gross Proceeds(4) $ 60,391 $ 40,023 $ 59,337 $ 24,105 $ 12,707 Cash Yield(5) 6.5% 7.3% 7.1% 7.3% 6.8 % Loan Repayments Number of Loan Repayments(6) 2 1 6 4 1 Amount of Repayment(7) $ 7,318 $ 4,699 $ 13,627 $ 8,857 $ 2,324 Cash Yield(8) 9.3% 8.7% 9.3% 8.7% 10.3 % Developments Industry Location Lease Term (years) Amount Funded to Date Actual/ Anticipated Rent Commencement Automotive Service Mobile, AL 15 $ 3,013 Commenced 1Q'25 Pet Supplies Sumter, SC 10 $ 3,733 Commenced 2Q'25 Automotive Service Cedar Rapids, IA 15 $ 2,700 Commenced 2Q'25 Dollar Stores Dallas, TX 10 $ 950 4Q'25 Automotive Service Goldsboro, NC 15 $ 775 4Q'25

Portfolio Information (unaudited, dollars in thousands) 13 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes investments that secure mortgage loans receivable and one vacant property. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Excludes one vacant property. 5. Due to rounding, respective ABR may not precisely reflect absolute figures. 6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 7. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC. 8. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower. Portfolio Metrics June 30, 2025 Number of Investments(1) 705 Number of states 45 Square feet 12,787,231 Tenants 106 Industries 27 Occupancy(2) 99.9 % Weighted average lease term remaining (years)(3) 9.8 Tenant Quality Number of Investments(4) ABR(5) % of ABR Investment grade (rated)(6) 413 $ 90,214 52.2% Investment grade profile (unrated)(7) 94 28,497 16.5% Sub-investment grade (rated)(8) 98 28,850 16.7% Sub-investment grade profile (unrated) 99 25,327 14.6% Total 704 $ 172,889 100.0% Tenant Quality 68.7% of ABR Inv. Grade Inv. Grade Profile Investment grade, 52.2% Investment grade profile, 16.5% Sub- investment grade, 16.7% Sub-investment grade profile, 14.6% Defensive Category 88.0% of ABR Necessity Discount Service Necessity, 47.3% Discount, 16.7% Service, 24.0% Other, 12.0%

Portfolio Information (cont’d) (unaudited) 14 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 3. Loans receivable on properties leased to Dollar General represent 1.0% of ABR. 4. Stats incorporate all completed activities as of July 23, 2025, as if they occurred by June 30, 2025; all other portfolio stats are as of June 30, 2025. 5. Banners, as a percentage of ABR: Dollar Tree - 1.4%; Dollar Tree / Family Dollar Combo - 2.2%; Family Dollar - 0.8%. Top Tenants Number of Investments(1) % of ABR Credit rating(2) 108 7.5% BBB 32 5.7% BBB 5 4.6% A 9 4.5% BBB+ 65 4.3% BBB 17 4.0% IG Profile 21 3.5% BB 19 3.0% Baa1 7 2.9% AA 50 2.6% A 2 2.4% B+ 18 2.4% A 7 2.3% A3 7 2.3% IG Profile 3 2.2% IG Profile 7 2.0% Baa1 Sub-Total 377 56.2% (3)(4) (4)(5)

Portfolio Information (cont’d) (unaudited) 15 State Number of Investments(1) % of ABR(2) Texas 77 13.6% Illinois 43 9.2% New York 40 7.3% Georgia 33 5.5% Wisconsin 23 5.4% Alabama 52 4.6% North Carolina 69 4.6% Pennsylvania 32 4.0% Ohio 43 4.0% Indiana 24 3.8% Other 268 38.0% Total 704 100.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures. ≥ 5% ABR ≥ 5% and <3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont’d) (unaudited) 16 Industry Defensive Category Number of Investments(1) % of ABR Grocery Necessity 46 14.5% Dollar Stores(2) Discount 173 11.8% Convenience Stores Service 109 11.0% Home Improvement Necessity 29 10.1% Drug Stores & Pharmacies Necessity 53 9.2% Discount Retail Discount 31 4.7% Automotive Service Service 48 4.4% Arts & Crafts Other 16 4.0% Quick Service Restaurants Service 46 4.0% Farm Supplies Necessity 21 3.8% Health and Fitness Service 4 3.6% Healthcare Necessity 21 3.5% Sporting Goods Other 6 3.1% General Retail Necessity 7 2.9% Auto Parts Necessity 54 2.7% Consumer Electronics Other 7 2.3% Specialty Other 3 1.0% Apparel Other 5 0.7% Casual Dining Service 7 0.6% Furniture Stores Other 2 0.5% Equipment Rental and Leasing Service 5 0.4% Banking Necessity 2 0.2% Wholesale Warehouse Club Necessity 1 0.2% Telecommunications Other 2 0.2% Pet Supplies Necessity 1 0.1% Gift, Novelty, and Souvenir Shops Other 1 0.1% Home Furnishings Other 1 0.1% Total 704 100.0% Defensive Category Number of Investments % of ABR Necessity 235 47.3% Discount 207 16.7% Service 219 24.0% Other 43 12.0% Total 704 100.0% 1. Includes acquisitions, mortgage loans receivable, and completed developments, but excludes one vacant property. 2. Stats incorporate all completed activities as of July 23, 2025 as if they occurred on June 30, 2025; all other portfolio stats are as of June 30, 2025.

Lease Expiration Schedule (unaudited, dollars in thousands) 17 ABR Expiring Year of Number of ABR as a % of Expiration Investments Expiring(1) Expiring Total Portfolio 2025 — $ — 0.0% 2026 9 1,892 1.2% 2027 10 3,224 2.0% 2028 23 9,739 6.1% 2029 42 10,271 6.4% 2030 35 12,595 7.9% 2031 53 12,759 8.0% 2032 44 11,088 6.9% 2033 43 9,678 6.0% 2034 68 16,901 10.6% 2035 40 11,306 7.1% 2036 17 5,147 3.2% 2037 25 9,962 6.2% 2038 54 7,292 4.6% 2039 44 9,454 5.9% 2040 22 5,238 3.3% 2041 4 1,246 0.8% 2042 1 985 0.6% 2043 17 3,670 2.3% 2044 47 13,172 8.2% 2045 11 3,478 2.2% 2046 — — —% 2047 1 156 0.1% 2048 — — —% 2049 8 777 0.5% 2050 — — —% 2051 — — —% Total 618 $ 160,031 100.0% 1. Excludes investments that secure mortgage loans receivable and one vacant property.

FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other non-recurring losses (gains), and losses on debt extinguishments and other related costs. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non- cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease- related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt and Adjusted Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts, and debt issuance costs less cash, cash equivalents, and restricted cash available for future investment. We further adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from our principal amount in addition to excluding the net value of unsettled forward equity, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end. Non-GAAP Measures and Definitions (cont’d) 19

Non-GAAP Measures and Definitions (cont’d) 20 Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, losses on debt extinguishments, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of June 30, 2025. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward-Looking and Cautionary Statements 21 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 24, 2025 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.